UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2022

APARTMENT INCOME REIT CORP.

APARTMENT INCOME REIT, L.P.

(Exact name of Registrant as Specified in Its Charter)

Maryland (Apartment Income REIT Corp.)	001-39686	84-1299717
Delaware (Apartment Income REIT, L.P.)	000-24497	84-1275621
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4582 South Ulster Street

Suite 1700, Denver, CO 80237

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 757-8101

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Apartment Income REIT Corp. Class A Common Stock	AIRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2022, Apartment Income REIT, L.P. (the “Company”), and the Company’s chief executive officer, Terry Considine, entered into a second amendment (the “Second Amendment”) to Mr. Considine’s employment agreement dated December 29, 2017, as amended on October 29, 2021. The Second Amendment became effective on December 31, 2022, and amends the employment agreement (i) to extend the term of his employment agreement by an additional year, through December 31, 2023, unless further extended or earlier terminated as provided in the employment agreement and (ii) to reflect that Mr. Considine’s compensation earned and payable with respect to any fiscal year will be reduced to assist the Company’s achievement of its goal that general and administrative expenses not exceed 0.15% of the Company’s gross asset value, as determined by the Company’s board of directors and Mr. Considine.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Second Amendment dated December 31, 2022, to employment agreement between Terry Considine and Apartment Income REIT, L.P. (f/k/a AIMCO Properties, L.P.)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 5, 2023

APARTMENT INCOME REIT CORP.

/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer

APARTMENT INCOME REIT, L.P.
By: AIR-GP, Inc., its General Partner
/s/ Paul Beldin
Paul Beldin
Executive Vice President and Chief Financial Officer